U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)  April 30, 1999
                                                  --------------

                             Blue Fish Clothing, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                  Pennsylvania
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                (State or Other Jurisdiction of Incorporation)


               1-14078                               22-2781253
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        Commission File Number                (I.R.S. Employer I.D. No.)


                No. 3 Sixth Street, Frenchtown, New Jersey 08825
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         (Address of Principal Executive Offices, Including Zip Code)

                               (908) 996-3844
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



Item 5.   Other Events
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The Company announced on on April 30, 1999 that it had amended the forbearance agreement entered into on February 10, 1999 with its lender Sovereign Bank, FSB (the "Bank") to extend the Forbearance Period, as defined in the agree-ment, from May 4, 1999 to July 2, 1999. The Bank also agreed to amend other terms of the agreement and executed a First Amendment to Forbearance Agreement as of April 30, 1999. The Company continues to actively seek a replacement lender.


Item 7.   Exhibits
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10.48     First Amendment to Forbearance Agreement between Sovereign Bank,
          FSB and the Registrant dated April 30, 1999.




                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BLUE FISH CLOTHING, INC.


Date:  May 14, 1999                  By: /s/ Jeffrey L. Haims
                                         -------------------------------------
                                         Jeffrey L. Haims
                                         President and Chief Executive Officer